SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

CHATEAU COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State of Formation)	1-12496 (Commission File Number)	38-3132038 (IRS Employer Identification Number)

6160 South Syracuse Way, Greenwood Village, Colorado (Address of Principal Executive Officers)		80111 (Zip Code)

Registrant’s telephone number, including area code: 303.741.3707

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description
99.1	Earnings Release for the quarter ended March 31, 2003
99.2	Supplemental Information as of March 31, 2003

Item 9. Regulation FD Disclosure

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

The information in this Current Report (including the exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 29, 2003, the Registrant issued a press release containing information on earnings for the quarter ended March 31, 2003 and other matters. A copy of the press release is included as an exhibit to this filing.

On April 29, 2003, the Registrant made available additional operating information concerning the Registrant, Chateau Communities, Inc., and properties owned or managed as of March 31, 2003, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is also available upon request as specified therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2003	CHATEAU COMMUNITIES, INC.

	By:	/s/ Tamara D. Fischer
	Name:	Tamara D. Fischer
	Title:	Chief Financial Officer